Statement of Additional Information Supplement

John Hancock Funds II
Global Equity Fund

Strategic Income Opportunities Fund (collectively, the funds)

Supplement dated March 31, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective March 31, 2022 (the Effective Date), the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to Manulife Investment Management (US) LLC (“Manulife IM (US)”) as the subadvisor of the funds, as it specifically relates to the funds’ portfolio managers, is amended and supplemented as follows to add the portfolio manager information for Uday Chatterjee, Felicity Smith, and Bradley L. Lutz, CFA.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

Global Equity Fund (the fund)

As of the Effective Date, Uday Chatterjee and Felicity Smith will be added as portfolio managers of the fund. As of the Effective Date, Paul Boyne and Stephen Hermsdorf will continue as portfolio managers of the fund, and together with Uday Chatterjee and Felicity Smith, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Strategic Income Opportunities Fund (the fund)

As of the Effective Date, Bradley L. Lutz, CFA will be added as a portfolio manager of the fund. As of the Effective Date, Daniel S. Janis III, Thomas C. Goggins, Kisoo Park, and Christopher M. Chapman, CFA, will continue as portfolio managers of the fund, and together with Bradley L. Lutz, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Effective March 15, 2023, Daniel S. Janis III will be retiring as a portfolio manager. Accordingly, all references to Mr. Janis will be removed from the SAI as of March 15, 2023

The following table reflects information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages and any similarly managed accounts.

The following table reflects information as of February 28, 2022.

	Other Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Uday Chatterjee	0	$0	0	$0	0	$0
Bradley L. Lutz	6	$4,583	3	$351	3	$372
Felicity Smith	0	$0	0	$0	0	$0

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Uday Chatterjee	0	$0	0	$0	0	$0
Bradley L. Lutz	0	$0	0	$0	0	$0
Felicity Smith	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of Fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of February 28, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

Only those portfolio managers that owned shares of a Fund and/or shares of similarly manager accounts are shown.

Portfolio Manager	Dollar Range of Shares Owned
Global Equity Fund[4]
Uday Chatterjee	$100,001–$500,000
Felicity Smith	none
Strategic Income Opportunities Fund[47]
Bradley L. Lutz	none

4 As of February 28, 2022, Uday Chatterjee and Felicity Smith beneficially owned $100,001–$500,000 and $0, respectively, of Global Equity Fund.

47 As of February 28, 2022, Bradley L. Lutz beneficially owned $0 of Strategic Income Opportunities Fund.

You should read this Supplement in conjunction with the SAI and retain it for your future reference.